UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 8, 2006

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Republic of Panama

(State or Other Jurisdiction of Incorporation)

1-11953	98-0160660
(Commission File Number)	(IRS Employer Identification No.)

Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098, Panama, Republic of Panama

(Address of Principal Executive Offices) (Zip Code)

+50-7-213-0947

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

In late June 2006, we decided to reduce our level of business activity in Nigeria and, in a managed process, to sell our Nigeria business operations and assets. In addition, we signed a term sheet to sell our Venezuelan operations in June 2006. The sale was substantially completed on August 17, 2006. Our TXP-4 Plant in Opal, Wyoming, was sold in the first quarter of 2006. On August 9, 2006, we filed our Quarterly Report on Form 10-Q for the period ended June 30, 2006. We segregated the results of operations, assets and liabilities of the Nigeria and Venezuelan operations and the TXP-4 Plant as discontinued operations in the condensed consolidated financial statements and management’s discussion and analysis of financial condition and results of operations included in the Form 10-Q. Accordingly, on Form 10-Q for the period ended June 30, 2006, we reclassified the assets and liabilities of the discontinued operations as of December 31, 2005 as current to ensure comparability to the most recent period. However, the balance sheets included as part of Exhibits 99.3 and 99.4 to this report present the assets and liabilities of discontinued operations as both current and non-current.

Securities and Exchange Commission (SEC) rules require that once operations are reported as discontinued (as they were in the second quarter Form 10-Q for 2006), subsequent financial statements must present such operations on a consistent basis. Under SEC requirements, the same reclassification as discontinued operations is required for prior period annual and relevant interim financial statements, if those financial statements are included or incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale and/or held for sale date.

In this Current Report on Form 8-K, we have restated Item 6 (selected financial data), Item 7 (management’s discussion and analysis of financial condition and results of operations), and Item 8 (financial information) previously reported in our Annual Report on Form 10-K for the year ended December 31, 2005, and Item 1 (financial statements) and Item 2 (management’s discussion and analysis of financial condition and results of operations) previously reported in our Quarterly Report on Form 10-Q for the three months ended March 31, 2006 to present the results of the Nigeria and Venezuelan operations and TXP-4 Plant as discontinued operations. Exhibits 99.2 and 99.3 do not reflect events occurring after the filing of the original Form 10-K for the year ended December 31, 2005, as amended (the “Form 10-K”), Exhibits 99.4 and 99.5 do not reflect events occurring after the filing of the original Form 10-Q for the quarterly period ended March 31, 2006, as amended (the “First Quarter Form 10-Q”), and none of the Exhibits modify or update the disclosures in the Form 10-K and the First Quarter Form 10-Q, other than as required to reflect the changes in discontinued operations described above and set forth below. Significant developments with respect to those disclosures, including changes to our business, have occurred and are described in subsequent filings with the SEC, including our Form 10-Q filings for the quarterly periods ended June 30, 2006 and September 30, 2006 and Current Reports on Form 8-K filed subsequent to the Form 10-K and the First Quarter Form 10-Q.

FORWARD-LOOKING STATEMENTS

This Form 8-K, including the exhibits which form a part of this report, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments which we expect or anticipate will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), oil, gas, gas liquids and power prices, demand for our services, the amount and nature of future investments by governments, expansion and other development trends of the oil, gas and power industries, business strategy, expansion and growth of our business and operations, the outcome of government investigations and legal proceedings and other such matters are forward-looking statements. These forward-looking statements are based on assumptions and analyses we made in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties. As a result, actual results could differ materially from our expectations. Factors that could cause actual results to differ from those contemplated by our forward-looking statements include, but are not limited to, the following:

•	difficulties we may encounter in discontinuing our business in Nigeria and/or arising in connection with the negotiation of change orders and other contractual modifications with our customers and in connection with the sale and disposition of our operations and assets there generally, including, without limitation, collecting receivables, exporting select items of equipment and materials, and restructuring and/or severing long-term relationships there with partners, labor organizations, and/or other entities and individuals formerly associated with our business there over the years;

•	expenses involved in discontinuing our operations in Nigeria and Venezuela may exceed our estimates;

•	the results of government investigations into the actions of the Company and of current and former employees of the Company, including J. Kenneth Tillery, the former President of Willbros International, Inc.;

•	the consequences of the Company entering into a criminal plea agreement or a deferred prosecution agreement, including the imposition of civil or criminal fines, penalties, monitoring arrangements, or other sanctions that might be imposed as a result of government investigations;

•	adverse results that we could suffer in civil litigation involving or arising from the actions of former employees and officers of the Company;

•	inability to obtain adequate financing;

•	the assertion by parties to contracts with us that the actions of former employees of the Company were improper, which constitutes a breach of, or otherwise give rise to claims under, contracts to which we are a party;

•	determination that the actions of former employees of the Company caused us to breach our credit agreements or debt instruments, which could result in the lack of access to our credit facilities and the requirement to cash collateralize our existing letters of credit;

•	the commencement by foreign governmental authorities of investigations into the actions of current and former employees of the Company, and the determination that such actions constituted violations of foreign law;

•	the dishonesty of employees and/or other representatives or their refusal to abide by applicable laws and the Company’s established policies and rules;

•	curtailment of capital expenditures in the oil, gas and power industries;

•	political or social circumstances impeding the progress of our work and increasing the cost of performance;

•	failure to obtain the timely award of one or more projects;

•	cancellation of projects, in whole or in part;

•	inclement weather;

•	project cost overruns, unforeseen schedule delays, and the application of liquidated damages;

•	failing to realize cost recoveries from projects completed or in progress within a reasonable period after completion of the relevant project;

•	inability to identify and acquire suitable acquisition targets on reasonable terms;

•	loss of the services of key management personnel;

•	the demand for energy moderating or diminishing;

•	downturns in general economic, market or business conditions in our target markets;

•	changes in the effective tax rate in countries where our work will be performed;

•	changes in applicable laws or regulations, or changed interpretations thereof;

•	changes in the scope of our expected insurance coverage;

•	inability to manage insurable risk at an affordable cost;

•	the occurrence of the risk factors listed under Item 1A in the Company’s Annual Report on Form 10-K and in our other filings with the Securities and Exchange Commission from time to time; and

•	other factors, most of which are beyond our control.

Consequently, all of the forward-looking statements made in this Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments we anticipate will be realized or, even if substantially realized, that they will have the consequences for, or effects on, our business or operations that we anticipate today. We assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. For a more complete description of the circumstances surrounding the actions of the current and former employees of the Company, see the Risk Factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, beginning on page 27.

Unless the context otherwise requires, all references in this Form 8-K to “Willbros”, the “Company”, “we”, “us” and “our” refer to Willbros Group, Inc., its consolidated subsidiaries and their predecessors.

Item 9.01. Financial Statements and Exhibits

d) Exhibits:

The following documents are included as exhibits to this Form 8-K.

Exhibit Number
23.1	Consent of GLO CPAs LLP.

23.2	Consent of KPMG LLP.

99.1	Form 10-K Item 6. Selected Financial Data for the years ended December 31, 2005, 2004, 2003, 2002, and 2001.

99.2	Form 10-K Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2005 compared to the year ended December 31, 2004 and the year ended December 31, 2004 compared to the year ended December 31, 2003.

99.3	Form 10-K Item 8. Consolidated Financial Statements as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003, with Reports of GLO CPAs, LLP, and KPMG LLP, Independent Registered Public Accounting Firms, and Schedule II — Valuation and Qualifying Accounts.

99.4	Form 10-Q Item 1. Condensed Unaudited Consolidated Financial Statements as of March 31, 2006 and 2005 and for the three months ended March 31, 2006 and 2005.

99.5	Form 10-Q Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2006 compared to the three months ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: December 8, 2006	By:	/s/ Van A. Welch
Van A. Welch
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

The following documents are included as exhibits to this Form 8-K.

Exhibit Number	Description
23.1	Consent of GLO CPAs LLP.

23.2	Consent of KPMG LLP.

99.1	Form 10-K Item 6. Selected Financial Data for the years ended December 31, 2005, 2004, 2003, 2002, and 2001.

99.2	Form 10-K Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2005 compared to the year ended December 31, 2004 and the year ended December 31, 2004 compared to the year ended December 31, 2003.

99.3	Form 10-K Item 8. Consolidated Financial Statements as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003, with Reports of GLO CPAs LLP, and KPMG LLP, Independent Registered Public Accounting Firms, and Schedule II — Valuation and Qualifying Accounts.

99.4	Form 10-Q Item 1. Condensed Unaudited Consolidated Financial Statements as of March 31, 2006 and 2005 and for the three months ended March 31, 2006 and 2005.

99.5	Form 10-Q Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2006 compared to the three months ended March 31, 2005.